Sanction proceedings	12 Months Ended
Dec. 31, 2018
Disclosure of sanction proceedings [Abstract]
Disclosure of sanction proceedings [Text Block]
Note 23

Sanction proceedings

On April 03, 2018, the National Directorate of the “Dirección Nacional del Servicio Nacional de Geología y Minería” (National Geology and Mining Service) filed charges against SQM Industrial for the alleged violation of Article 40 letter c) of Law No. 20,551 that regulates the closure of mining works and facilities for Pampa Blanca, located in the district of Sierra Gorda. On April 26, 2018, SQM Industrial gave its deposition. According to current regulations, the National Geology and Mining Service can impose fines of up to 10 UTMs (monthly tax units) for each day of infringement, with a total maximum of 10,000 UTMs per month.